Exhibit 4.1

Execution Version

APPLE INC.

Officer’s Certificate

Pursuant to Sections 102 and 301 of the Indenture, dated as of November 5, 2018 (the “Indenture”), by and between Apple Inc., a corporation duly organized and existing under the laws of the State of California (the “Issuer”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States, as trustee (the “Trustee”), the undersigned officer does hereby certify, in connection with the issuance of (i) €1,000,000,000 aggregate principal amount of 0.000% Notes due 2025 (“2025 Notes”) and (ii) €1,000,000,000 aggregate principal amount of 0.500% Notes due 2031 (“2031 Notes” and, together with the 2025 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

1.	2025 Notes

Title:	0.000% Notes due 2025

Issuer:	Apple Inc.

Trustee, Registrar, Transfer Agent, and Authenticating Agent	The Bank of New York Mellon Trust Company, N.A.

Paying Agent	The Bank of New York Mellon, London Branch

Aggregate Principal Amount at Maturity:	€1,000,000,000

Principal Payment Date:	November 15, 2025

Interest:	0.000% per annum

Date from which Interest will Accrue:	November 15, 2019

Interest Payment Date:	Annually on November 15, commencing on November 15, 2020

Optional Redemption:

Prior to August 15, 2025, the 2025 Notes will be redeemable, at any time, in whole, or from time to time in part, at Apple Inc.’s option, at a redemption price calculated by Apple Inc. equal to the greater of:

(i) 100% of the principal amount of the 2025 Notes being redeemed; or

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed (assuming that such notes matured on August 15, 2025) exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined in the 2025 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after August 15, 2025, Apple Inc. may redeem the 2025 Notes, in whole or in part, at any time or from time to time prior to their maturity, at a redemption price equal to 100% of the principal amount of the 2025 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth in Section 8 of Exhibit A hereto, pay as additional interest on the 2025 Notes such additional amounts as are necessary in order that the net payment by the Issuer or the Paying Agent of the principal of and interest on the 2025 Notes to a Holder who is not a United States person (as defined in Section 8), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the 2025 Notes to be then due and payable.

Redemption for tax purposes:

If, as a result of any introduction of, change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of, or taxing authority in, the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after November 7, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay Additional Amounts as described under Section 8 of Exhibit A hereto with respect to the 2025 Notes, then the Issuer may at any time at its option redeem, in whole but not in part, the 2025 Notes on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2025 Notes to, but not including, the date fixed for redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	€100,000 and any integral multiple of €1,000 in excess thereof.

Miscellaneous:

The terms of the 2025 Notes shall include such other terms as are set forth in the form of 2025 Notes attached hereto as Exhibit A and in the Indenture. In addition, the global notes for the 2025 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

“Depositary” means “EUROCLEAR/CLEARSTREAM” (as defined in the 2025 Note).

Solely with respect to the 2025 Notes, Section 305(2) of the Indenture shall be amended and restated as follows:

“Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security, (B) the Depositary ceases to be eligible under the Indenture and the Company does not appoint a successor Depositary within 90 days (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (D) the Company so directs the Trustee by a Company Order or (E) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.”

Solely with respect to the 2025 Notes, the final sentence of Section 1304(1) of the Indenture shall be amended and restated as follows:

“As used herein, “U.S. Government Obligation” means (x) any security that is (i) a direct obligation of the German government or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the German government the payment of which is fully and unconditionally guaranteed by the German government or the central bank of the German government, which, in either case (x)(i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (x)(i) or (x)(ii) above or in any specific principal or interest payments due in respect thereof.”

2.	2031 Notes

Title:	0.500% Notes due 2031

Issuer:	Apple Inc.

Trustee, Registrar, Transfer Agent and Authenticating Agent	The Bank of New York Mellon Trust Company, N.A.

Paying Agent	The Bank of New York Mellon, London Branch

Aggregate Principal Amount at Maturity.	€1,000,000,000

Principal Payment Date:	November 15, 2031

Interest:	0.500% per annum

Date from which Interest will Accrue:	November 15, 2019

Interest Payment Date:	Annually on November 15, commencing on November 15, 2020

Optional Redemption:

Prior to August 15, 2031, the 2031 Notes will be redeemable, at any time, in whole, or from time to time in part, at Apple Inc.’s option, at a redemption price calculated by Apple Inc. equal to the greater of:

(i) 100% of the principal amount of the 2031 Notes being redeemed; or

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed (assuming that such notes matured on August 15, 2031) exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined in the 2031 Notes) plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after August 15, 2031, Apple Inc. may redeem the 2031 Notes, in whole or in part, at any time or from time to time prior to their maturity, at a redemption price equal to 100% of the principal amount of the 2031 Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth in Section 8 of Exhibit B hereto, pay as additional interest on the 2031 Notes such additional amounts as are necessary in order that the net payment by the Issuer or the Paying Agent of the principal of and interest on the 2031 Notes to a Holder who is not a United States person (as defined in Section 8), after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the 2031 Notes to be then due and payable.

Redemption for tax purposes:

If, as a result of any introduction of, change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of, or taxing authority in, the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after November 7, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay Additional Amounts as described under Section 8 of Exhibit B hereto with respect to the 2031 Notes, then the Issuer may at any time at its option redeem, in whole but not in part, the 2031 Notes on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the 2031 Notes to, but not including, the date fixed for redemption.

Conversion:	None

Sinking Fund:	None

Denominations:	€100,000 and any integral multiple of €1,000 in excess thereof.

Miscellaneous:

The terms of the 2031 Notes shall include such other terms as are set forth in the form of 2031 Notes attached hereto as Exhibit B and in the Indenture. In addition, the global notes for the 2031 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

“Depositary” means “EUROCLEAR/CLEARSTREAM” (as defined in the 2031 Note).

Solely with respect to the 2031 Notes, Section 305(2) of the Indenture shall be amended and restated as follows:

“Notwithstanding any other provision in this Indenture, and subject to such applicable provisions, if any, as may be specified as contemplated by Section 301, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security, (B) the Depositary ceases to be eligible under the Indenture and the Company does not appoint a successor Depositary within 90 days (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (D) the Company so directs the Trustee by a Company Order or (E) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.”

Solely with respect to the 2031 Notes, the final sentence of Section 1304(1) of the Indenture shall be amended and restated as follows:

“As used herein, “U.S. Government Obligation” means (x) any security that is (i) a direct obligation of the German government or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the German government the payment of which is fully and unconditionally guaranteed by the German government or the central bank of the German government, which, in either case (x)(i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (x)(i) or (x)(ii) above or in any specific principal or interest payments due in respect thereof.”

Subject to the covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes from time to time under each series of notes issued hereby. Any such additional notes of a series shall have identical terms as the 2025 Notes and 2031 Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date (together, the “Additional Notes”); provided that the Additional Notes shall have a separate ISIN number unless (i) the Additional Notes issued within thirteen days of the issuance of the Outstanding Notes of the original series, (ii) the Additional Notes are issued pursuant to a “qualified reopening” of the Outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the Additional Notes are, and the Outstanding Notes of the original series were, issued without original issue discount for U.S. federal income tax purposes. Any Additional Notes will be issued in accordance with Section 301 of the Indenture.

The Officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such Officer’s opinion, they have made such examination or investigation as is necessary to enable such Officer to express an informed opinion as to whether or not the covenants and conditions precedent of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such Officer’s opinion, such covenants and conditions precedent have been complied with.

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of November 15, 2019.

APPLE INC.

By:	/s/ Gary Wipfler
Name: Gary Wipfler
Title: Vice President and Corporate Treasurer

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

EXHIBIT A

FORM OF NOTE DUE 2025

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

APPLE INC.

0.000% Note due 2025

No. 1	COMMON CODE No.: 207971685
ISIN No.: XS2079716853
€1,000,000,000

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns the principal sum of 1,000,000,000 EUROS on November 15, 2025.

Interest Payment Date: Annually on November 15, beginning on November 15, 2020 and on the principal payment date (each, an “Interest Payment Date”).

Interest Record Date: Each November 1 preceding the relevant Interest Payment Date (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name: Gary Wipfler
Title: Vice President and Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 15, 2019

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.

0.000% Note due 2025

1.	Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 15, 2019. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest annually in arrears on each Interest Payment Date, commencing November 15, 2020. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 15, 2019 if no interest has been paid on the Notes), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon, London Branch, (the “Paying Agent”) will act as paying agent. The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will initially act as security registrar for the Notes. The Issuer may change any paying agent or security registrar upon notice to the Trustee.

3.	Indenture; Defined Terms.

This Note is one of the 0.000% Notes due 2025 (the “Notes”) issued under an indenture, dated as of November 5, 2018 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 15, 2019, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.	Payment on the Notes

All payments of principal of, the redemption price (if any), and interest and Additional Amounts (as provided in Section 8 hereof, if any) on the Notes, will be payable in euro; provided, that if on or after November 7, 2019, the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

5.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

6.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

7.	Optional Redemption.

Prior to August 15, 2025, the Issuer may, at its option, redeem the Notes in whole or in part at any time, at a redemption price calculated by the Issuer equal to the greater of:

(A)    100% of the principal amount of the Notes being redeemed; and

(B)    the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on August 15, 2025), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after August 15, 2025, the Issuer may, at its option, redeem the Notes in whole or in part at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the Interest Record Date according to the Notes and the Indenture.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German government bond whose maturity is closest to August 15, 2025, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Unless the Issuer defaults in the payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected in accordance with applicable depository procedures; provided, that no Notes of a principal amount of €100,000 or less shall be redeemed in part.

8.	Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth in this Section 8, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary in order that the net payment by the Issuer or the Paying Agent of the principal of and interest on the Notes to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge (“Tax”) imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1)

to any Tax that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds the Notes), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(i)	being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(ii)

having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the United States;

(iii)

being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(iv)	being or having been a “10-percent shareholder” of the Company as defined in Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(v)	being a controlled foreign corporation that is related to the Company within the meaning of Section 864(d)(4) of the Code; or

(vi)	being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)

to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)

to any Tax that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such Tax (including, but not limited to, the requirement to provide Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, or any subsequent versions thereof or successor thereto, and any documentation requirement under an applicable income tax treaty);

(4)	to any Tax that is imposed otherwise than by withholding by the Issuer or a Paying Agent from the payment;

(5)

to any Tax that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 10 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property or similar Tax;

(7)

to any Tax required to be withheld by any Paying Agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by at least one other Paying Agent;

(8)

to any Tax that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)

to any Tax imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

(10)	in the case of any combination of items (1) through (9) above.

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes.

Except as specifically provided in this Section 8, the Issuer will not be required to make any payment for any Tax imposed by any government or a political subdivision or taxing authority of or in any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Section 8 and Section 9, the term “United States” means the United States of America (including the states and the District of Columbia and any political subdivision thereof), and the term “United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

9.	Redemption for Tax Reasons

If, as a result of any introduction of, change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of, or taxing authority in, the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after November 7, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay Additional Amounts as described under Section 8 hereof with respect to the Notes, then the Issuer may at any time at its option redeem, in whole but not in part, the Notes on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the Notes to, but not including, the date fixed for redemption.

10.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

11.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.	Common Code/ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused Common Code/ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.	Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                              agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: Your Signature:

Sign exactly as your name appears on the other side of this Note.
Signature
Signature Guarantee:
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

FORM OF NOTE DUE 2031

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREIN. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, LUXEMBOURG (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

APPLE INC.

0.500% Note due 2031

No. 1	COMMON CODE No.: 207971693
ISIN No.: XS2079716937
€1,000,000,000

APPLE INC., a California corporation (the “Issuer”), for value received promises to pay to The Bank of New York Depository (Nominees) Limited or registered assigns the principal sum of 1,000,000,000 EUROS on November 15, 2031.

Interest Payment Date: Annually on November 15, beginning on November 15, 2020 and on the principal payment date (each, an “Interest Payment Date”).

Interest Record Date: Each November 1 preceding the relevant Interest Payment Date (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

APPLE INC.

By:
Name: Gary Wipfler
Title: Vice President and Corporate Treasurer

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Dated: November 15, 2019

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:
Authorized Signatory

(REVERSE OF NOTE)

APPLE INC.

0.500% Note due 2031

1.	Interest

Apple Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from November 15, 2019. Interest on this Note will be paid to, but excluding, the relevant Interest Payment Date. The Issuer will pay interest annually in arrears on each Interest Payment Date, commencing November 15, 2020. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or November 15, 2019 if no interest has been paid on the Notes), to but excluding the next scheduled Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon, London Branch, (the “Paying Agent”) will act as paying agent. The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will initially act as security registrar for the Notes. The Issuer may change any paying agent or security registrar upon notice to the Trustee.

3.	Indenture; Defined Terms.

This Note is one of the 0.500% Notes due 2031 (the “Notes”) issued under an indenture, dated as of November 5, 2018 (the “Base Indenture”), by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate, dated November 15, 2019, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

“Business Day” means any day, other than a Saturday or Sunday, (1) which is not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, is open.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

4.	Payment on the Notes

All payments of principal of, the redemption price (if any), and interest and Additional Amounts (as provided in Section 8 hereof, if any) on the Notes, will be payable in euro; provided, that if on or after November 7, 2019, the euro is unavailable to the Issuer due to the imposition of exchange controls or other circumstances beyond the Issuer’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Issuer or so used. The amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second Business Day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day prior to the relevant payment date. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default under the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

5.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

6.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder of the Notes, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the interest of the Holders of the Notes in any material respect.

7.	Optional Redemption.

Prior to August 15, 2031, the Issuer may, at its option, redeem the Notes in whole or in part at any time, at a redemption price calculated by the Issuer equal to the greater of:

(A)    100% of the principal amount of the Notes being redeemed; and

(B)    the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (assuming such Notes matured on August 15, 2031), exclusive of interest accrued to, but excluding, the date of redemption, discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after August 15, 2031, the Issuer may, at its option, redeem the Notes in whole or in part at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the Interest Record Date according to the Notes and the Indenture.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Issuer, a German government bond whose maturity is closest to August 15, 2031, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Issuer, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Issuer.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Unless the Issuer defaults in the payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected in accordance with applicable depository procedures; provided, that no Notes of a principal amount of €100,000 or less shall be redeemed in part.

8.	Payment of Additional Amounts

The Issuer will, subject to the exceptions and limitations set forth in this Section 8, pay as additional interest on the Notes such additional amounts (“Additional Amounts”) as are necessary in order that the net payment by the Issuer or the Paying Agent of the principal of and interest on the Notes to a Holder who is not a United States person (as defined below), after withholding or deduction for any present or future tax, assessment or other governmental charge (“Tax”) imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(1)

to any Tax that is imposed by reason of the Holder (or the beneficial owner for whose benefit such Holder holds the Notes), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(i)	being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(ii)

having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment or the enforcement of any rights hereunder), including being or having been a citizen or resident of the United States;

(iii)

being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(iv)	being or having been a “10-percent shareholder” of the Company as defined in Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(v)	being a controlled foreign corporation that is related to the Company within the meaning of Section 864(d)(4) of the Code; or

(vi)	being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(2)

to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficial owner with respect to the Holder, a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(3)

to any Tax that would not have been imposed but for the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such Tax (including, but not limited to, the requirement to provide Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, or any subsequent versions thereof or successor thereto, and any documentation requirement under an applicable income tax treaty);

(4)	to any Tax that is imposed otherwise than by withholding by the Issuer or a Paying Agent from the payment;

(5)

to any Tax that would not have been imposed but for a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 10 days after the payment becomes due or is duly provided for, whichever occurs later;

(6)	to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property or similar Tax;

(7)

to any Tax required to be withheld by any Paying Agent from any payment of principal of or interest on any Note, if such payment can be made without such withholding by at least one other Paying Agent;

(8)

to any Tax that would not have been imposed but for the presentation by the Holder of any Note, where presentation is required, for payment on a date more than 30 days after the date on which payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(9)

to any Tax imposed under Sections 1471 through 1474 of the Code (or any amended or successor provisions), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code; or

(10)	in the case of any combination of items (1) through (9) above.

The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes.

Except as specifically provided in this Section 8, the Issuer will not be required to make any payment for any Tax imposed by any government or a political subdivision or taxing authority of or in any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Section 8 and Section 9, the term “United States” means the United States of America (including the states and the District of Columbia and any political subdivision thereof), and the term “United States person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

9.	Redemption for Tax Reasons

If, as a result of any introduction of, change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision of, or taxing authority in, the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after November 7, 2019, the Issuer becomes or, based upon a written opinion of independent counsel selected by the Issuer, will become obligated to pay Additional Amounts as described under Section 8 hereof with respect to the Notes, then the Issuer may at any time at its option redeem, in whole but not in part, the Notes on not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of their principal amount, together with accrued and unpaid interest on the Notes to, but not including, the date fixed for redemption.

10.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 33% in principal amount of the Outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder of the Notes. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

11.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

12.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

13.	Common Code/ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused Common Code/ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

14.	Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                              agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: Your Signature:

Sign exactly as your name appears on the other side of this Note.
Signature
Signature Guarantee:
Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee